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                                 EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Vertex Pharmaceuticals Incorporated, the Company, to register 1,450,000 shares of common stock of our report dated February 25, 1999 relating to the financial statements, which appears in the Company's 1998 Annual Report on Form 10-K.



PricewaterhouseCoopers LLP
Boston, Massachusetts
May 28, 1999





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